UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

LARGE CAP VALUE FUND

STYLE PURE SERIES   |  ANNUAL REPORT  |  DECEMBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

MARK J. MCALLISTER, CFA

PORTFOLIO MANAGER

ROBERT FEITLER

PORTFOLIO MANAGER

Style Pure Series

Annual Report  •  December 31, 2004

SMITH BARNEY FUNDS, INC.

LARGE CAP VALUE FUND

Mark J. McAllister, CFA

Mark J. McAllister has more than 17 years of investment industry experience.

Education: BS in Accounting from St. John’s University; MBA from New York University

Robert Feitler

Robert Feitler has more than 11 years of securities experience.

Education: BA from Haverford College; MBA in Finance from the University of Wisconsin.

FUND OBJECTIVE

The fund seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad

U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to incrementally raise the federal funds rateii.

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4.0% over the past four quartersiii.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

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As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 24, 2005

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MANAGER  OVERVIEW

Special Shareholder Notice

Effective August 19, 2004, Mark McAllister and Robert Feitler are responsible for the day-to-day management of the Large Cap Value Fund of Smith Barney Funds, Inc. Mr. McAllister is an investment officer of Smith Barney Fund Management LLC. He is also a Managing Director of Salomon Brothers Asset Management Inc (“SaBam”), an affiliate of the manager and Citigroup Global Markets, Inc. (“CGM”). Mr. McAllister has 17 years of investment management experience. Mr. Feitler has been with SaBam since 1995 and is a Director of SaBam.

Performance Review

For the 12 months ended December 31, 2004, Class A shares of the Smith Barney Funds, Inc. — Large Cap Value Fund, excluding sales charges, returned 10.26%. These shares underperformed the fund’s unmanaged benchmarks, the Russell 1000 Value Indexiv, the S&P 500 Indexv and the S&P 500 Barra Value Indexvi, which returned 16.49%, 10.87% and 15.71%, respectively, for the same period. They also underperformed the Lipper Large-Cap Value Funds Category Average1, which was 11.93%.

Market Review

The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the twelve months ended December 31, 2004. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500 Index climbing 10.87%, the Nasdaq Composite Indexvii rising 8.59% and the Dow Jones Industrial Average gaining 5.31%viii.

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares — Large Cap Value Fund	6.50%	10.26%

Russell 1000 Value Index	12.08%	16.49%

S&P 500 Index	7.19%	10.87%

S&P 500 Barra Value Index	11.08%	15.71%

Lipper Large-Cap Value Funds Category Average	8.42%	11.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 6.02%, Class C shares returned 6.03% and Class Y shares returned 6.63% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 9.29%, Class C shares returned 9.40% and Class Y shares returned 10.56% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 436 funds for the six-month period and among the 420 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

energy costs, corporate investigations and election uncertainty. In June, the Fed began a measured tightening course, raising the fed funds rate to 2.25% from 1.00% by

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 436 funds for the six-month period and among the 420 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

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the end of the period. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. The yield on the 10-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short-term interest rates.

U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way gaining 31.0%, followed by utilities, telecommunication services and industrials sectors posting gains of 25.4%, 19.9% and 18.0%, respectively. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of healthcare, which rose 1.7%, information technology, which rose 2.8% and consumer staples, which gained 8.2%.

Fund Performance

The sectors that contributed the most to the fund’s performance for the year included financials, energy and telecommunication services. Three of the fund’s sectors that lagged included healthcare, information technology and materials. Top contributors included AT&T Wireless, which was acquired by Cingular Wireless, Bank of America Corp., ChevronTexaco Corp., McDonald’s Corp. and Loews Corp. Stocks that detracted from performance came from a number of different sectors and included Pfizer Inc., Nortel Networks Corp., Merck & Co., Inc., Alcoa Inc. and 3Com Corp. We reduced our position in Pfizer and Merck based on the recent findings related to increased cardiovascular risk of the cox-2 inhibitor class of drugs. We sold Alcoa and 3Com during the period.

We have taken advantage of the recent strength in the U.S. equity market by reducing selected positions in the utilities and materials sectors. We have also reduced our position in healthcare, particularly in the large-cap pharmaceutical industry. We increased positions in the financials, consumer discretionary and industrial sectors.

Thank you for your investment in the Smith Barney Funds, Inc. — Large Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA	Robert Feitler
Vice President and Investment Officer	Vice President and Investment Officer

February 3, 2005

4        Smith Barney Funds, Inc.      |      2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (3.4%), Altria Group, Inc. (3.0%), American International Group, Inc. (2.2%), Royal Dutch Petroleum Co., NY Shares (2.0%), Total S.A., Sponsored ADR (1.9%), Merrill Lynch & Co., Inc. (1.9%), The Kroger Co. (1.9%), Microsoft Corp. (1.9%), Verizon Communications Inc. (1.9%), Capital One Financial Corp. (1.8%). Please refer to pages 11 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Financials (27.4%); Consumer Discretionary (15.1%); Information Technology (10.5%); Energy (10.2%); Industrials (8.9%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	As measured by gross domestic product (“GDP”), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.
iv	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The S&P 500 Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
vii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
viii	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

5        Smith Barney Funds, Inc.      |      2004 Annual Report

Fund at a Glance (unaudited)

6        Smith Barney Funds, Inc.      |      2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	6.50%	$1,000.00	$1,065.00	0.93%	$4.83

Class B	6.02	1,000.00	1,060.20	1.75	9.06

Class C(4)	6.03	1,000.00	1,060.30	1.72	8.91

Class Y	6.63	1,000.00	1,066.30	0.58	3.01

(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.46	0.93%	$4.72

Class B	5.00	1,000.00	1,016.34	1.75	8.87

Class C(3)	5.00	1,000.00	1,016.49	1.72	8.72

Class Y	5.00	1,000.00	1,022.22	0.58	2.95

(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

8        Smith Barney Funds, Inc.      |      2004 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	10.26%	9.29%	9.40%	10.56%

Five Years Ended 12/31/04	1.72	0.88	0.90	2.04

Ten Years Ended 12/31/04	9.34	8.47	8.47	N/A

Inception* through 12/31/04	10.77	8.20	7.85	7.03

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	4.73%	4.29%	8.40%	10.56%

Five Years Ended 12/31/04	0.68	0.69	0.90	2.04

Ten Years Ended 12/31/04	8.78	8.47	8.47	N/A

Inception* through 12/31/04	10.59	8.20	7.85	7.03

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/94 through 12/31/04)	144.13%

Class B (12/31/94 through 12/31/04)	125.44

Class C(3) (12/31/94 through 12/31/04)	125.53

Class Y (Inception* through 12/31/04)	83.01

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	The inception dates for Class A, B, C and Y shares are May 18, 1967, November 7, 1994, December 2, 1992 and February 6, 1996, respectively.

9        Smith Barney Funds, Inc.      |      2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Large Cap Value Fund vs. the Russell 1000 Value Index, S&P 500 Barra Value Index and S&P 500 Index†

December 1994 — December 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The S&P 500 Barra Value Index is a market capitalization-weighted index of securities in the S&P 500 having lower price-to-book ratios. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	December 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 95.4%
CONSUMER DISCRETIONARY — 15.1%
Hotels, Restaurants & Leisure — 1.7%
409,100	McDonald’s Corp.	$13,115,746

Household Durables — 1.0%
330,800	Newell Rubbermaid Inc.	8,002,052

Leisure Equipment & Products — 1.3%
518,900	Mattel, Inc.	10,113,361

Media — 8.1%
188,300	Comcast Corp., Class A Shares (a)	6,266,624
204,500	Comcast Corp., Special Class A Shares (a)	6,715,780
1,000,600	Liberty Media Corp., Series A Shares (a)	10,986,588
48,100	Liberty Media International, Inc. (a)	2,223,663
747,900	News Corp., Class A Shares	13,955,814
616,600	Time Warner Inc. (a)	11,986,704
319,100	Viacom Inc., Class B Shares	11,612,049

		63,747,222

Multi-Line Retail — 3.0%
208,400	J.C. Penney Co., Inc.	8,627,760
131,800	Target Corp.	6,844,374
150,600	Wal-Mart Stores, Inc.	7,954,692

		23,426,826

	TOTAL CONSUMER DISCRETIONARY	118,405,207

CONSUMER STAPLES — 6.1%
Food & Drug Retailing — 1.9%
870,600	The Kroger Co. (a)	15,270,324

Household Products — 1.2%
138,500	Kimberly-Clark Corp.	9,114,685

Tobacco — 3.0%
391,300	Altria Group, Inc.	23,908,430

	TOTAL CONSUMER STAPLES	48,293,439

ENERGY — 10.2%
Energy Equipment & Services — 3.6%
346,800	ENSCO International Inc.	11,007,432
200,800	GlobalSantaFe Corp.	6,648,488
127,200	Nabors Industries, Ltd. (a)	6,524,088
87,900	Noble Corp. (a)	4,372,146

		28,552,154

Oil & Gas — 6.6%
142,700	BP PLC, Sponsored ADR	8,333,680
60,100	EOG Resources, Inc.	4,288,736
215,300	Marathon Oil Corp.	8,097,433
273,500	Royal Dutch Petroleum Co., NY Shares	15,693,430
139,600	Total S.A., Sponsored ADR	15,333,664

		51,746,943

	TOTAL ENERGY	80,299,097

See Notes to Financial Statements.

11        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE
FINANCIALS — 27.4%
Banks — 9.6%
568,400	Bank of America Corp.	$26,709,116
258,900	The Bank of New York Co., Inc.	8,652,438
351,300	U.S. Bancorp	11,002,716
225,300	Wachovia Corp.	11,850,780
175,100	Washington Mutual, Inc.	7,403,228
166,000	Wells Fargo & Co.	10,316,900

		75,935,178

Diversified Financials — 11.1%
197,400	American Express Co.	11,127,438
170,200	Capital One Financial Corp.	14,332,542
181,600	Freddie Mac	13,383,920
91,400	The Goldman Sachs Group, Inc.	9,509,256
255,600	JPMorgan Chase & Co.	9,970,956
172,900	MBNA Corp.	4,874,051
256,500	Merrill Lynch & Co., Inc.	15,331,005
156,000	Morgan Stanley	8,661,120

		87,190,288

Insurance — 4.2%
269,900	American International Group, Inc.	17,724,333
136,000	Loews Corp.	9,560,800
166,400	The St. Paul Travelers Cos., Inc.	6,168,448

		33,453,581

Real Estate — 2.5%
327,100	Equity Office Properties Trust	9,525,152
274,300	Equity Residential	9,924,174

		19,449,326

	TOTAL FINANCIALS	216,028,373

HEALTHCARE — 6.6%
Pharmaceuticals — 6.6%
173,100	GlaxoSmithKline PLC, Sponsored ADR	8,203,209
138,200	Johnson & Johnson	8,764,644
111,400	Merck & Co., Inc.	3,580,396
335,400	Pfizer Inc.	9,018,906
452,800	Schering-Plough Corp.	9,454,464
313,800	Wyeth	13,364,742

		52,386,361

	TOTAL HEALTHCARE	52,386,361

INDUSTRIALS — 8.9%
Aerospace & Defense — 5.3%
227,200	The Boeing Co.	11,762,144
213,200	Lockheed Martin Corp.	11,843,260
212,200	Raytheon Co.	8,239,726
99,300	United Technologies Corp.	10,262,655

		42,107,785

See Notes to Financial Statements.

12        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE
Commercial Services & Supplies — 2.0%
146,100	Avery Dennison Corp.	$8,761,617
222,500	Waste Management, Inc.	6,661,650

		15,423,267

Industrial Conglomerates — 1.6%
362,500	Honeywell International Inc.	12,836,125

	TOTAL INDUSTRIALS	70,367,177

INFORMATION TECHNOLOGY — 10.5%
Communications Equipment — 4.2%
275,000	Comverse Technology, Inc. (a)	6,723,750
865,800	Nokia Oyj, Sponsored ADR	13,567,086
3,640,300	Nortel Networks Corp. (a)	12,704,647

		32,995,483

Computers & Peripherals — 3.3%
401,600	Hewlett-Packard Co.	8,421,552
92,900	International Business Machines Corp.	9,158,082
97,200	Lexmark International, Inc., Class A Shares (a)	8,262,000

		25,841,634

Electronic Equipment & Instruments — 1.1%
174,600	Celestica Inc. (a)	2,463,606
1,156,300	Solectron Corp. (a)	6,163,079

		8,626,685

Software — 1.9%
565,200	Microsoft Corp.	15,096,492

	TOTAL INFORMATION TECHNOLOGY	82,560,294

MATERIALS — 1.3%
Paper & Forest Products — 1.3%
251,100	International Paper Co.	10,546,200

TELECOMMUNICATION SERVICES — 7.0%
Diversified Telecommunication Services — 5.5%
354,000	AT&T Corp.	6,747,240
481,200	MCI Inc. (a)	9,700,992
462,700	SBC Communications Inc.	11,923,779
361,800	Verizon Communications Inc.	14,656,518

		43,028,529

Wireless Telecommunication Services — 1.5%
393,620	Nextel Communications, Inc., Class A Shares (a)	11,808,600

	TOTAL TELECOMMUNICATION SERVICES	54,837,129

UTILITIES — 2.3%
Electric Utilities — 1.1%
26,476	FirstEnergy Corp.	1,046,067
216,800	PG&E Corp. (a)	7,215,104

		8,261,171

See Notes to Financial Statements.

13        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE
Gas Utilities — 1.2%
922,200	El Paso Corp.	$9,590,880

	TOTAL UTILITIES	17,852,051

	TOTAL COMMON STOCK (Cost — $617,598,226)	751,575,328

WARRANTS
WARRANTS — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
958	Lucent Technologies Inc., Expires 12/10/07 (a) (Cost — $40)	1,513

FACE AMOUNT
REPURCHASE AGREEMENT — 4.9%
$38,777,000	UBS Securities LLC, dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $38,784,012; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 8.500% due 1/18/05 to 3/1/26; Market value — $39,552,726) (Cost — $38,777,000)	38,777,000

	TOTAL INVESTMENTS — 100.3% (Cost — $656,375,266*)	790,353,841
	Liabilities in Excess of Other Assets — (0.3%)	(2,162,759)

	TOTAL NET ASSETS — 100.0%	$788,191,082

(a)	Non income producing security.
*	Aggregate cost for federal income tax purposes is $658,205,806.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

14        Smith Barney Funds, Inc.      |      2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $656,375,266)	$790,353,841
Cash	672
Dividends and interest receivable	928,269
Receivable for securities sold	150,897
Receivable for Fund shares sold	146,033
Prepaid expenses	39,897

Total Assets	791,619,609

LIABILITIES:
Payable for securities purchased	1,241,539
Dividends payable	1,097,006
Payable for Fund shares reacquired	437,354
Management fee payable	387,510
Distribution plan fees payable	105,433
Transfer agency services payable	78,971
Directors’ fees payable	19,241
Accrued expenses	61,473

Total Liabilities	3,428,527

Total Net Assets	$788,191,082

NET ASSETS:
Par value of capital shares (Note 6)	$491,140
Capital paid in excess of par value	677,778,258
Overdistributed net investment income	(294,791)
Accumulated net realized loss from investment transactions	(23,762,100)
Net unrealized appreciation of investments	133,978,575

Total Net Assets	$788,191,082

Shares Outstanding:
Class A	26,044,043

Class B	3,124,207

Class C	6,407,956

Class Y	13,537,744

Net Asset Value:
Class A (and redemption price)	$16.06

Class B *	$16.02

Class C *	$16.02

Class Y (and redemption price)	$16.05

Maximum Public Offering Price Per Share:
Class A (based on a maximum sales charge of 5.00%)	$16.91

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15        Smith Barney Funds, Inc.      |      2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$17,121,911
Interest	385,538
Less: Foreign withholding tax	(204,193)

Total Investment Income	17,303,256

EXPENSES:
Management fee (Note 2)	4,390,243
Distribution plan fees (Notes 2 and 4)	2,541,195
Transfer agency services (Notes 2 and 4)	537,715
Shareholder communications (Note 4)	61,524
Custody	47,442
Audit and legal	35,183
Registration fees	27,853
Directors’ fees	5,861
Other	19,971

Total Expenses	7,666,987
Less: Management fee waiver (Notes 2 and 8)	(179,146)

Net Expenses	7,487,841

Net Investment Income	9,815,415

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	59,471,956
Net Change in Unrealized Appreciation/Depreciation of Investments	6,393,189

Net Gain on Investments	65,865,145

Increase in Net Assets From Operations	$75,680,560

See Notes to Financial Statements.

16        Smith Barney Funds, Inc.      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$9,815,415	$9,096,843
Net realized gain	59,471,956	12,748,735
Net change in unrealized appreciation/depreciation	6,393,189	152,066,593

Increase in Net Assets From Operations	75,680,560	173,912,171

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(10,086,539)	(9,463,905)

Decrease in Net Assets From Dividends to Shareholders	(10,086,539)	(9,463,905)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	84,588,933	50,952,468
Net asset value of shares issued for reinvestment of dividends	5,722,227	5,910,516
Cost of shares reacquired	(118,693,037)	(200,095,609)

Decrease in Net Assets From Fund Share Transactions	(28,381,877)	(143,232,625)

Increase in Net Assets	37,212,144	21,215,641

NET ASSETS:
Beginning of year	750,978,938	729,763,297

End of year*	$788,191,082	$750,978,938

* Includes undistributed (overdistributed) net investment income of:	$(294,791)	$232,779

See Notes to Financial Statements.

17        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$14.77		$11.52	$15.86	$17.59	$17.00

Income (Loss) From Operations:
Net investment income	0.21		0.17	0.19	0.18	0.20
Net realized and unrealized gain (loss)	1.30		3.26	(4.34)	(1.73)	1.98

Total Income (Loss) From Operations	1.51		3.43	(4.15)	(1.55)	2.18

Less Dividends and Distributions From:
Net investment income	(0.22)		(0.18)	(0.19)	(0.18)	(0.20)
Net realized gains	—		—	—	—	(1.39)

Total Dividends and Distributions	(0.22)		(0.18)	(0.19)	(0.18)	(1.59)

Net Asset Value, End of Year	$16.06		$14.77	$11.52	$15.86	$17.59

Total Return(2)	10.26%		30.05%	(26.27)%	(8.81)%	12.92%

Net Assets, End of Year (millions)	$418		$423	$363	$596	$704

Ratios to Average Net Assets:
Expenses	0.92	%(3)	0.94%	0.94%	0.89%	0.90%
Net investment income	1.37		1.38	1.41	1.11	1.18

Portfolio Turnover Rate	42%		47%	122%	25%	31%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.94%.

See Notes to Financial Statements.

18        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$14.74		$11.49	$15.82	$17.53	$16.94

Income (Loss) From Operations:
Net investment income	0.08		0.07	0.08	0.04	0.07
Net realized and unrealized gain (loss)	1.29		3.26	(4.34)	(1.71)	1.96

Total Income (Loss) From Operations	1.37		3.33	(4.26)	(1.67)	2.03

Less Dividends and Distributions From:
Net investment income	(0.09)		(0.08)	(0.07)	(0.04)	(0.05)
Net realized gains	—		—	—	—	(1.39)

Total Dividends and Distributions	(0.09)		(0.08)	(0.07)	(0.04)	(1.44)

Net Asset Value, End of Year	$16.02		$14.74	$11.49	$15.82	$17.53

Total Return(2)	9.29%		29.08%	(26.92)%	(9.55)%	12.01%

Net Assets, End of Year (millions)	$50		$56	$53	$88	$103

Ratios to Average Net Assets:
Expenses	1.75	%(3)	1.77%	1.76%	1.74%	1.68%
Net investment income	0.53		0.55	0.59	0.26	0.39

Portfolio Turnover Rate	42%		47%	122%	25%	31%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.77%.

See Notes to Financial Statements.

19        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$14.74		$11.50	$15.83	$17.55	$16.95

Income (Loss) From Operations:
Net investment income	0.09		0.07	0.08	0.05	0.07
Net realized and unrealized gain	1.29		3.25	(4.33)	(1.73)	1.97

Total Income (Loss) From Operations	1.38		3.32	(4.25)	(1.68)	2.04

Less Dividends and Distributions From:
Net investment income	(0.10)		(0.08)	(0.08)	(0.04)	(0.05)
Net realized gains	—		—	—	—	(1.39)

Total Dividends and Distributions	(0.10)		(0.08)	(0.08)	(0.04)	(1.44)

Net Asset Value, End of Year	$16.02		$14.74	$11.50	$15.83	$17.55

Total Return(3)	9.40%		29.01%	(26.88)%	(9.57)%	12.08%

Net Assets, End of Year (millions)	$103		$93	$63	$101	$104

Ratios to Average Net Assets:
Expenses	1.70	%(4)	1.74%	1.75%	1.71%	1.67%
Net investment income	0.59		0.57	0.60	0.29	0.40

Portfolio Turnover Rate	42%		47%	122%	25%	31%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.73%.

See Notes to Financial Statements.

20        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$14.77		$11.52	$15.86	$17.60	$17.01

Income (Loss) From Operations:
Net investment income	0.26		0.21	0.24	0.23	0.26
Net realized and unrealized gain (loss)	1.29		3.27	(4.35)	(1.73)	1.98

Total Income (Loss) From Operations	1.55		3.48	(4.11)	(1.50)	2.24

Less Dividends and Distributions From:
Net investment income	(0.27)		(0.23)	(0.23)	(0.24)	(0.26)
Net realized gains	—		—	—	—	(1.39)

Total Dividends and Distributions	(0.27)		(0.23)	(0.23)	(0.24)	(1.65)

Net Asset Value, End of Year	$16.05		$14.77	$11.52	$15.86	$17.60

Total Return(2)	10.56%		30.53%	(26.02)%	(8.55)%	13.30%

Net Assets, End of Year (millions)	$217		$179	$138	$240	$239

Ratios to Average Net Assets:
Expenses	0.58	%(3)	0.61%	0.59%	0.58%	0.57%
Net investment income	1.76		1.71	1.75	1.41	1.50

Portfolio Turnover Rate	42%		47%	122%	25%	31%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.61%.

See Notes to Financial Statements.

21        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Large Cap Value Fund (“Fund”), a separate diversified investment fund of the Smith Barney Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities traded on national securities markets are valued at the last sales prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on the day, at the last sale price. Securities traded in the over-the-counter market and securities for which no sales price was reported and are valued at the mean between the closing bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income for the Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(g) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $260,169 has been reclassified between overdistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences from distributions from Real Estate Investment Trusts. Additionally, $91,538 has been reclassified between paid-in capital and accumulated net realized loss from investment transactions and $3,723 has been reclassified between paid-in capital and overdistributed net investment income due to permanent differences between the book/tax treatment of various items. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.60% on the Fund’s average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on the Fund’s average daily net assets in excess of $1.0 billion. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM waived a portion of its management fee amounting to $179,146.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, the Fund paid transfer agent fees of $421,462 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004 initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2004, CDSCs paid to CGM and sales charges received by CGM, were approximately as follows:

	Class A	Class B	Class C
CDSCs	$1,000	$52,000	$4,000

Sales charges	142,000	—	18,000

For the year ended December 31, 2004, CGM and its affiliates received brokerage commissions of $70,816.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$302,598,033

Sales	356,627,651

23        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$143,632,266
Gross unrealized depreciation	(11,484,231)

Net unrealized appreciation	$132,148,035

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$1,037,531	$521,216	$982,448

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$345,201	$78,140	$114,200	$174

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$35,365	$10,048	$11,658	$4,453

5.	Dividends Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Investment Income
Class A	$5,766,241	$5,361,027
Class B	282,532	316,787
Class C*	658,158	472,806
Class Y	3,379,608	2,734,099
Class Z**	—	579,186

Total	$10,086,539	$9,463,905

*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	As of April 21, 2003, Class Z shares were fully redeemed.

6.	Capital Shares

At December 31, 2004, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

24        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,031,616	$15,652,125	1,132,285	$14,270,864
Shares issued on reinvestment	315,051	4,848,223	357,789	4,520,304
Shares reacquired	(3,955,953)	(60,040,097)	(4,328,433)	(53,835,576)

Net Decrease	(2,609,286)	$(39,539,749)	(2,838,359)	$(35,044,408)

Class B
Shares sold	278,409	$4,211,062	365,032	$4,603,409
Shares issued on reinvestment	16,596	257,002	23,309	290,184
Shares reacquired	(955,988)	(14,444,984)	(1,251,321)	(15,455,603)

Net Decrease	(660,983)	$(9,976,920)	(862,980)	$(10,562,010)

Class C†
Shares sold	1,056,172	$15,894,040	1,837,375	$23,161,142
Shares issued on reinvestment	39,725	617,002	33,305	420,148
Shares reacquired	(997,843)	(15,081,902)	(1,040,157)	(12,854,475)

Net Increase	98,054	$1,429,140	830,523	$10,726,815

Class Y
Shares sold	3,353,666	$48,831,706	282,418	$3,697,335
Shares issued on reinvestment	—	—	7,830	100,694
Shares reacquired	(1,928,434)	(29,126,054)	(154,614)	(1,942,086)

Net Increase	1,425,232	$19,705,652	135,634	$1,855,943

Class Z*
Shares sold	—	—	472,325	$5,219,718
Shares issued on reinvestment	—	—	52,653	579,186
Shares reacquired	—	—	(10,282,447)	(116,007,869)

Net Decrease	—	—	(9,757,469)	$(110,208,965)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
*	As of April 21, 2003, Class Z shares were fully redeemed.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Ordinary income	$10,086,539	$9,463,905

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(21,931,560	)*
Other book/tax temporary differences	(294,791	)**
Unrealized appreciation	132,148,035	***

Total Accumulated Earnings	$109,921,684

*	On December 31, 2004, the Fund had a net capital loss carryforward of $21,931,560, all of which expires in 2010. This amount will be available to offset any future taxable capital gains.
**	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis dividends paid and differences in the book/tax treatment of various items.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax basis on Real Estate Investment Trusts.

25        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive

26        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

27        Smith Barney Funds, Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Value Fund of Smith Barney Funds, Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value Fund of Smith Barney Funds, Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

28        Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Large Cap Value Fund (“Fund”) are managed under the direction of the Smith Barney Funds, Inc. (“Company”) Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Director	Since 1992	Retired	27	John Hancock Funds

29        Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Managing Director of CGM; former Executive Vice President of JLW Capital Mgt. Inc. (from 1998 to 1999); prior to March 1998, Vice President of Cohen & Steers Capital Mgt., Inc.	N/A	N/A

Robert Feitler CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2004	Director of CGM	N/A	N/A

30        Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

31        Smith Barney Funds, Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Funds, Inc. — Large Cap Value Fund during the taxable year ended December 31, 2004:

Record Date:	Quarterly
Payable Date:	Quarterly
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

32        Smith Barney Funds, Inc.      |      2004 Annual Report

SMITH BARNEY FUNDS, INC.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Mark J. McAllister, CFA

Vice President and Investment Officer

Robert Feitler

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

Large Cap Value Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — Large Cap Value Fund but it may also be used as sales literature.

SMITH BARNEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc. Member NASD, SIPC

FD0853 2/05	05-7879

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Funds, Inc. were $52,500 and $52,500 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Funds, Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Funds, Inc. of $6,700 and $6,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Funds, Inc.

(d)	All Other Fees for Smith Barney Funds, Inc. of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Funds, Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY FUNDS, INC.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Smith Barney Funds, Inc.

Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Smith Barney Funds, Inc.

Date: March 9, 2005

By:	/s/ ROBERT J. BRAULT
(Robert J. Brault) Chief Financial Officer of Smith Barney Funds, Inc.

Date: March 9, 2005